UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2014

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 21, 2014, at the Annual Meeting of Shareholders, the following items set forth in our Proxy Statement were voted upon:

Item 1.  The nominees listed below were elected directors with the respective votes set forth opposite their names:

	NUMBER OF VOTES
	FOR	WITHHELD	BROKER NON-VOTES
Donald E. Brandt	77,768,769	3,399,968	11,127,880
Susan Clark-Johnson	80,432,381	760,785	11,127,880
Denis A. Cortese, M.D.	80,160,589	1,032,577	11,127,880
Richard P. Fox	80,691,032	479,769	11,127,880
Michael L. Gallagher	70,657,983	10,535,183	11,127,880
Roy A Herberger, Jr., Ph.D.	79,095,931	2,097,235	11,127,880
Dale E. Klein, Ph.D.	80,702,091	468,710	11,127,880
Humberto S. Lopez	79,373,318	1,819,848	11,127,880
Kathryn L. Munro	78,092,945	3,100,221	11,127,880
Bruce J. Nordstrom	79,860,577	1,310,224	11,127,880
David P. Wagener	80,714,199	478,967	11,127,880

Item 2.  The advisory resolution to approve executive compensation, as disclosed in the 2014 Proxy Statement, was approved, with the following votes cast:

NUMBER OF VOTES

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
74,908,101	5,288,196	996,085	11,127,880

Item 3.  The appointment of Deloitte & Touche LLP as independent accountants for 2014 was ratified, with the following votes cast:

NUMBER OF VOTES

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
91,430,774	597,789	291,699	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: May 28, 2014	By:	/s/ David P. Falck
David P. Falck
Executive Vice President and General Counsel